UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant   (x)

Filed by a Party other than the Registrant      (  )

Check the appropriate box:

(  )  Preliminary Proxy Statement

(  )  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(x)  Definitive Proxy Statement

(  )  Definitive Additional Materials

(  )  Soliciting Material Pursuant to Subsection 240.14a-12

PISMO COAST VILLAGE, INC.

(Name of the Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(x)  No fee required.

(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  Title of each class of securities to which transaction applies:  _____
  Aggregate number of securities to which transaction applies: _____
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____
  Proposed maximum aggregate value of transaction: _____
  Total fee paid:   _____

(  )  Fee paid previously with preliminary materials.

(  )  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  Amount Previously Paid:      _____
  Form, Schedule or Registration Statement No.:   _____
  Filing Party: _____
  Date Filed:  _____

1

 PISMO COAST VILLAGE, INC.

165 South Dolliver Street

Pismo Beach CA 93449

IMPORTANT . . . SEND IN YOUR PROXY

It is requested that you read the enclosed materials, then date, fill and sign the enclosed Proxy and return it promptly. This will save the expense of follow-up letters, telephone calls and further solicitation.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the “Meeting”) of PISMO COAST VILLAGE, INC. (the “Company”) will be held at the Clark Center for the Performing Arts – Forbes Hall, 487 Fair Oaks Avenue, Arroyo Grande, CA 93420 on Saturday, January 21, 2023, at 9:00 a.m. for the purpose of considering and voting on the following matters:

1.             Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2024 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Bessom, David	King, Karen
Blank, Sam	Nelson, Garry
Buchaklian, Harry	Nunlist, Ronald
Colvin, Suzanne	Pappi, Jr., George
Enns, Rodney	Plumley, Dwight
Fischer, William	Roberts, Jerry
Hardesty, Wayne	Skaggs, Brian
Hughes, Terris	Willems, Gary
Johnson, Marcus	Williams, Jack

2.             Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accountant for the Company for fiscal year 2022 - 2023.

3.             Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 1, 2022, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

2

NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the proxy card, the proxy holders will cast the votes represented by the Board of Directors’ proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed proxy is solicited by the Company’s Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Vice President – Secretary, in writing, to that effect, by filing with him/her a later dated proxy, or by voting in person at the Meeting.

Important Notice Regarding the Availability of

Proxy Materials for the Shareholder Meeting

to be Held on January 21, 2023

The Proxy Statement and Annual Report on Form 10-K are available at www.pismocoastvillage.com/about-us/

We encourage you to review all of the information in the proxy materials before voting.

                                                                                    By Order of the Board of Directors,

                                                                                    /s/ KAREN KING

Karen King, Vice President – Secretary

Dated: December 14, 2022

Pismo Coast Village, Inc.

165 South Dolliver Street

Pismo Beach, California CA 93449

Corporate Office (805) 773-5649

(888) 782-3224 (toll-free)

E-mail: rv@pismocoastvillage.com

www.pismocoastvillage.com

3

PISMO COAST VILLAGE, INC.

165 South Dolliver Street

Pismo Beach, California 93449

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Saturday, January 21, 2023

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Meeting”) of Pismo Coast Village, Inc. (the “Company”) to be held at the Clark Center for the Performing Arts – Forbes Hall, 487 Fair Oaks Avenue, Arroyo Grande, CA 93420, at 9:00 a.m. on Saturday, January 21, 2023, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about December 14, 2022.

The matters to be considered and voted upon at the Meeting will include:

  Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2024 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Bessom, David	King, Karen
Blank, Sam	Nelson, Garry
Buchaklian, Harry	Nunlist, Ronald
Colvin, Suzanne	Pappi, Jr., George
Enns, Rodney	Plumley, Dwight
Fischer, William	Roberts, Jerry
Hardesty, Wayne	Skaggs, Brian
Hughes, Terris	Willems, Gary
Johnson, Marcus	Williams, Jack

  Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accountant for the Company for fiscal year 2022 - 2023.

  Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

REVOCABILITY OF PROXY

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President – Secretary of the Company an instrument revoking it, or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR OF SUCH MATTER.

PERSONS MAKING THE SOLICITATION

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and regular employees of the Company may, for no additional compensation, solicit proxies personally, by telephone or by other means of communication, without receiving special compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,774 shares of the Company’s common stock on December 1, 2022, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Each holder of the Company’s common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See “Cumulative Voting” on page 4 hereof.

The presence in person or by proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting. Proxies received but marked as “withhold authority” or “abstain” will be counted as shares that are present for the purposes of determining the presence of a quorum, but will not be voted on that proposal and will have no direct effect on the outcome of the election of directors, the ratification of the appointment of Brown Armstrong Accountancy Corporation as our independent registered public accounting firm, or an advisory vote on executive compensation.

If you are a shareholder of record, you may vote your shares in person or by mail:

To vote in person, you must attend the Meeting, and then complete and submit the ballot provided at the Meeting. Directions to attend the Annual Meeting, where you may vote in person, are attached to this Proxy Statement as Appendix B.

To vote by mail, you must mark, sign, and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the signed proxy card before the Meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the Meeting in the manner you specify in the proxy card.

If you indicate a choice on the proxy card with respect to any matter to be acted upon, the shares will be voted as specified. If you sign and return your proxy card and do not specify a choice, your shares will be voted according to our Board of Directors’ recommendations, as indicated in this proxy statement. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.

For Proposal 1 – Election of Directors – shareholders may vote for all nominees, withhold votes for all nominees or withhold a vote for one or more nominees. To withhold a vote for a specific nominee, draw a line through the nominee’s name on the Official Proxy Card.

For Proposal 2 – Selection of Independent Public Accountants (the ratification of the appointment of our independent registered public accounting firm) -- shareholders may vote For, Against, or Abstain. The affirmative vote of a majority of the votes properly cast is required to ratify the selection of Brown Armstrong Accountancy Corporation as the Company’s independent public accounting firm for fiscal year 2022-2023.

If a shareholder does not provide a proxy or vote in person at the Annual Meeting, their share(s) will not be voted.

ELECTION OF DIRECTORS OF COMPANY (Proposal 1)

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company’s shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will not vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in the capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

VOTING RIGHTS – CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him or her, multiplied by the number of Directors to be elected, and he or she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he or she deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their share cumulatively in the election of Directors. At the shareholders’ virtual Meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder’s shares) unless the candidates’ names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person’s age, such person’s principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 2022 Annual Meeting of the Company’s Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a Director) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.

DAVID BESSOM, Director	Age 74

David Bessom attended Bakersfield Jr. College in Bakersfield, CA, receiving an Associate in Arts degree in 1968. That Summer he started working for the Santa Fe Railroad as a brakeman, and in the Fall started attending San Jose State College. He received a Bachelor of Arts degree in 1970 while continuing to work in the railroad industry. Mr. Bessom was employed with the Santa Fe Railroad for 42 years, of which approximately 14 years of that time he was as a full-time elected representative for the Conductors, Brakeman and Yardman for the states of California, Arizona and New Mexico. He retired in the Fall of 2008. He and his wife, Linda, were married in 1999, currently reside in Huntington Beach, CA, and have four sons between them. Mr. Bessom has served on the Board of Directors since November 2017.

SAM BLANK, Director	Age 77

Sam Blank served as a public-school teacher and administrator for more than 30 years. He earned Associate, Bachelor’s, Master’s, and Doctoral degrees from Citrus College, CSU Fullerton, Whittier College, and Brigham Young University, respectively. He holds lifetime California teaching and administrative credentials. Dr. Blank began his career in 1967 as a middle school teacher in the West Covina USD. He soon became an assistant principal in neighboring Charter Oak USD. In 1979, he joined Poway USD, where he served as principal of elementary and middle schools until he retired in 2001. He has been principal of schools that received California Distinguished Schools and National Blue Ribbon Schools honors. Following his retirement from public education, Dr. Blank obtained a real estate salesperson license and is currently affiliated with Coldwell Banker Realty. He and his wife, Bonnie, have been married since 1968 and have resided in Escondido since 1979. Bonnie is also retired with more than 25 years of service as a teacher and high school counselor. Their married daughter and two grandsons live in the North Bay Area. Dr. Blank has served on the Environmental, Health & Safety, Finance, Audit, and Operations Committees. He has served on the Board of Directors since November 2016.

HARRY BUCHAKLIAN, Director	Age 90

Harry Buchaklian has a B.A. degree from California State University, Fresno, in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical College. At Sear’s, he managed the Television Department, high tech center, mechanical shop, and was responsible for thirty-four technicians. He retired from Sears Roebuck in 1994. He has been a member of the Board from March 1981 to January 1992 and from September 1995 to present, serving one year as Executive Vice President, and as a chairman of the Policy, Audit and Environmental, Health and Safety Advisory Committees.

SUZANNE M COLVIN, Director	Age 59

Ms. Colvin has over 25 years financial leadership experience in rapidly growing, global, industry-leading technology companies, both public and private. She is currently Chief Financial Officer at PLACE Inc., a full-service real estate and technology platform that provides best of class back office support to the top real estate teams. Previously, she was CFO of Egnyte, an industry leading software as a service company that provides content security and governance, and she was CFO at Napster (NASDAQ: NAPS), the first digital music subscription service. Ms. Colvin began her career as an independent auditor at Price Waterhouse, is a Certified Public Accountant and has a Bachelor’s degree in Business with a concentration in Accounting from Cal Poly San Luis Obispo. Ms. Colvin lives in San Jose, California and has been a Pismo Coast Village shareholder for sixteen years. She has been a member of the Board since November 2022.

RODNEY ENNS, Director and Vice President – Operations	Age 69

Rodney Enns has a B.S. degree in computer engineering from California State University, Fresno, and a secondary math teaching credential from the State of California. He was president, owned and operated, Ennsbrook Ent., an incorporated poultry enterprise, from 1975 to 1995. Mr. Enns then worked as an electrical engineer at Voltage Multipliers, Inc., and was promoted to senior engineer before leaving in August 2005. He taught high school mathematics and engineering at Milpitas High School in Milpitas, California from 2005 to June 2022. He has been a member of the Board of Directors since November 2007, and is currently serving as Vice President - Operations.

WILLIAM FISCHER, Director	Age 89

William (Bill) Fischer resides in Camarillo, California. He served four years in the U.S. Air Force during the Korean War, attaining the rank of Staff Sergeant. He is a graduate of California State University, Northridge, with a B.S. degree in accounting. He worked in the aerospace, entertainment and public utility industries until 1969 when he was hired by Getty Oil Company’s corporate office in Los Angeles, California, as an accounting supervisor. Texaco, Inc. acquired Getty Oil in 1985, and he was promoted to Manager of Benefits Plans Accounting and transferred to Houston, Texas. Mr. Fischer was responsible for the Savings/Thrift, 401(k), and ESOP Plans administration until 1989, when he elected early retirement. He was an independent financial consultant to various companies until 2006. Mr. Fischer also was active in residential real estate from 1989 to 1997, and, since 1980, has had an active real estate broker’s license. He has been a member of the Knights of Columbus since 1966 where he served as Grand Knight and District Deputy. He looks forward to contributing his financial background to the Board. Mr. Fischer served two years as Executive Vice President and five years as Nominating Committee Chairman. He has been on the Board since January 2002.

WAYNE HARDESTY, Director	Age 89

Wayne Hardesty graduated from Arizona State University in 1955. He was commissioned an Ensign from the Naval Officer Candidate School in Newport, Rhode Island, in 1956, and was immediately assigned to the Navy Area Audit Office in Los Angeles, California, for duty at U.S.C. and General Dynamics-Pomona. He entered civil service in 1959, and remained with the Audit Office until 1973, at which time he became a price analyst for the U.S. Air Force at Norton Air Force Base working on the MX and Minuteman Project. Mr. Hardesty received his MBA from Southern Illinois University in 1980. He retired from civil service in 1988 and became self-employed, primarily in tax preparation for both individual and business returns. He became a licensed Enrolled Agent in 1989 and currently operates Hardesty Financial Services in Rancho Cucamonga, California. Mr. Hardesty has been a member of the Board since September 2008, has served three years as Chairman of the Audit Committee, and has served eight years as Chief Financial Officer and Vice President – Finance and as Chair of the Finance Committee.

TERRIS HUGHES, Director	Age 73

Terris (Terry) Hughes holds an A.A. degree from Bakersfield Junior College in California in police science. He was employed by Belridge/Shell Oil for twenty-three years, from 1973 to 1997, holding the position of senior training technician for the last ten years of that time. He was employed as an internal consultant for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil Corporations. His duties were to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. He retired from Aera Energy LLC on December 31, 2014. Mr. Hughes then opened his own business entitled Saf-T-Treasures, and travels the country providing safety motivational presentations to employees of various industries. He has been a member of the Board since January 1996, has served one year as Vice President – Policy, three years as Executive Vice President, and five years as President.

MARCUS JOHNSON, Director	Age 69

Marcus Johnson (Marc) has spent his entire career as an educator in the Central Valley of California. For sixteen years he taught, then spent the next twenty-one years in leadership roles, retiring in 2013 from the Sanger Unified School District, where he spent fourteen years, with twelve of those years as Superintendent. Currently, he serves as the K-12 Liaison with the Central Valley Higher Education Consortium, and is also the Executive Director of the Fresno Compact in Fresno, California. In addition to those roles, Mr. Johnson does consulting with schools and districts nationally, and is a published author as well. He has been married to his wife, Penni, for forty-six years, and they currently reside in Wildwood Island in Sanger, California. They have three children and nine grandchildren. Mr. Johnson has been a member of the Board since November 2018.

KAREN KING, Director and Vice President – Secretary	Age 64

Karen King studied business finance and management at California Lutheran University in Thousand Oaks, California, and at the University of Phoenix. From 1991 to 2006, she was employed as Director of Credit Risk and Underwriting Management, Credit Risk Manager, Customer Account Team Lead Underwriting and Quality Control, and as Desktop Underwriter Technology Instructor with Fannie Mae, and, from 2006 to 2008, she was employed with PMI Mortgage Insurance Company as Vice President, National Account Operations in Walnut Creek, California. In June 2008, Mrs. King and her family relocated to Camarillo, California, where she was employed until December 2009 as a sales agent for Camarillo Properties, a local real estate brokerage firm. In December 2009, she accepted employment with Bank of America, and held the positions of Vice President - Investor Audit, Vice President - Executive Customer Relations, Office of the CEO, and Vice President - Operations Risk. She left Bank of America in September 2015 when she was hired by Wells Fargo Bank as Vice President, Operations Risk Consultant. Since 2014, Ms. King has served on the Camarillo Ranch Foundation Board as Community Relations Chairperson. She has also been involved with the Camarillo City Ambassadors, the Camarillo Council on Aging, and the Ventura County Council on Aging, representing the City of Camarillo. Mrs. King has been a member of the Board of Directors since November 2016, and is currently serving as the Vice President – Secretary.

GARRY NELSON, Director and President	Age 72

Garry Nelson is a graduate of Cal Poly University, San Luis Obispo, California, and has been involved in agriculture for more than forty years. From 2003 until his retirement in 2014, he was employed as the General Manager of Vintage Nurseries in Wasco, California, a company that specializes in grapevines. Prior to his employment at Vintage Nurseries, he was vice president and chief operating officer for Belridge Farms for many years. Mr. Nelson was a member of the Shafter City Council for twenty years, serving as mayor for eight of those years. He also serves on the board of Bakersfield Memorial Hospital Foundation and has served on numerous agricultural industry boards. Mr. Nelson has been a member of the Company's Board of Directors since November 2008, has served four years as Executive Vice President and as Chair of the Personnel and Compensation/Benefits Committee, and is currently serving as President.

RONALD NUNLIST, Director	Age 84

Ronald Nunlist was employed in the oil business for many years. From 1995 to 1997, he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation. From 1997 until his retirement in 1999, Mr. Nunlist was employed as a logistics specialist by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil Oil Corporations. Mr. Nunlist presently serves as a planning commissioner for the City of Shafter, California. He has been a member of the Board since January 1986, serving ten years as President (1992 to 1997 and from 2011 to 2016), and ten years as Vice President – Operations.

GEORGE PAPPI, JR., Director and Executive Vice President	Age 60

Mr. Pappi’s current occupation is as a property major case General Adjuster for The Hartford Insurance. Other positions held during his more than thirty years of employment include office manager, property and bodily injury adjustor, fire and casualty (with extensive construction background), risk management and commercial insurance. He graduated from Cal Poly Pomona with a B.S. in management and human resources. He resides in La Verne, California, and is actively involved in local community and church activities and the United Way organization. Mr. Pappi has been a member of the Board of Directors since January 2004, has served six years as Vice President – Secretary, and is currently serving as Executive Vice President.

DWIGHT PLUMLEY, Director	Age 70

Dwight Plumley attended College of the Sequoias in California, studying electronic engineering and construction real estate. In 1973, he started in the produce equipment industry working for Packers Manufacturing, Inc. as a service and installation supervisor. In 1979, he became employed by Pennwalt Corporation, an international equipment producer, as a project manager and supervisor. Mr. Plumley purchased Packers Manufacturing, Inc. in 1987, and, as President, produces fruit and vegetable packing and processing systems, from small to multimillion-dollar projects, nationwide and internationally. He has also served on the board of directors for Yosemite Bible Camp, a 60-acre facility for up to 350 campers and staff from 1994 to 2006 and served as church deacon from 1984 to 2004. Mr. Plumley has been a member of the Board of Directors since January 2010, and served seven years as Vice President – Operations.

JERRY ROBERTS, Director	Age 69

Jerry Roberts has an associate of arts degree in math and science from the College of the Sequoias, Visalia, California; a bachelor’s degree in biological sciences from the University of the Pacific, Stockton, California; an MBA degree from the Santa Clara University Graduate School of Business, Santa Clara, California; and is licensed by the California State Board of Accountancy as a Certified Public Accountant. He was first licensed in 1982 after fulfilling experience requirements while in the employment of the international accounting firm of Arthur Andersen & Co. Mr. Roberts is currently a partner in the accounting, tax and consulting firm of Lampros & Roberts, established in 1985. Mr. Roberts has been married to his wife Denise since 1978. They have three sons and currently reside in Los Gatos, California. Mr. Roberts has been a member of the Board since March 2013, and is currently serving as Chair of the Audit Committee.

Brian Skaggs, Director	Age 64

Brian Skaggs received his Bachelor of Science degree in Civil Engineering in 1980, and, in 1988, received a Master’s degree in engineering, both degrees from California State University, Fresno. He became a Registered Civil Engineer in the State of California in 1983. In 1980, Mr. Skaggs was hired as Assistant Engineer by Summers Engineering, Inc., was promoted to Civil Engineer in 1983, and in March 1991 was promoted to Senior Civil Engineer and became a partner in the firm. During his years of employment with Summers Engineering, he has worked in the field of water resources engineering in the San Joaquin Valley and other areas in California. Mr. Skaggs has been a member, past vice-president and past president of the American Council of Engineering Companies (ACEC), Sequoia Chapter, and the ACEC Sequoia Chapter was named chapter of the year while he was serving as President. He is also a member of the American Water Works Association, a member of the U. S. Committee on Irrigation and Drainage, and a member of American Society of Civil Engineers. Mr. Skaggs is a member, past vice-president and current president of the Hanford Fraternal Hall Association; a member, past treasurer and past president of the Hanford Celebration Committee; and a member and past treasurer of the Kit Carson Volunteer Fire Department. Mr. Skaggs has been a member of the Board of Directors since May 2016, was elected to Vice President – Secretary for 2021, and is currently serving as Chair of the Environmental Health and Safety Committee.

GARY WILLEMS, Director	Age 68

Gary Willems holds a B.A. degree in music education and a California life teaching credential from Fresno Pacific University, as well as a professional clear administrative services credential. Mr. Willems started teaching in 1977 and was a Band Director for thirty years in the Dinuba/Reedley area. He was also Head Marching Band Director of the Reedley High School Band from 1985 to 2007. In 2007, he moved into school administration where he was employed as the Visual and Performing Arts Coordinator and the Administrator of the Dunlap Leadership Academy Charter School (an on-line high school) at Kings Canyon Unified School District. In 2014, Mr. Willems retired from education, and he is now enjoying time with his wife, children and grandchildren. Mr. Willems has served on the Board of Directors since January 2001, served two years as Vice President – Secretary, and is currently serving as Chair of the Nominating Committee.

JACK WILLIAMS, Director, Chief Financial Officer and Vice President - Finance	Age 72

Mr. Williams graduated from San Diego State University in 1974 with a B.S. in accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. He was employed as a financial analyst by Texaco Oil Corporation in the Bakersfield, California, area from 1997 until 1999, and as Chief Financial Officer for Goodwill Industries of South-Central California from March 2000 to November 2004. Mr. Williams was an interim controller for Diversified Utilities Services, a position he held from April 2005 to December 2005. He established his own C.P.A. practice in 1983, which he continues to own and operate. Mr. Williams has been a member of the Board since January 1995, and is currently serving as Chief Financial Officer and Vice President – Finance.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

OTHER OFFICERS AND KEY EMPLOYEES

LESLEY MARR, General Manager	Age 57

Lesley Marr, who has been employed by the Company since July 2022 as General Manager, grew up in the hospitality industry. She fell in love with the familial aspect of the business. Over the years, Ms. Marr held many key positions and ultimately began running her own property. With her experience in both Full Service and Select Service, she has worked with Marriott, Wyndham, Blackstone Investment Group, Morgan RV Resorts, Sunland RV Resorts and Sun Communities. In each situation, her drive to succeed and unprecedented results produced promotions, operational awards, and corporate citizenship recognition. Throughout her career, Ms. Marr has learned that having empathy for fellow associates and guests goes a long way. She advises incoming industry professionals that when you are called to lead, you are called to serve, and you must be willing to place the needs of others above your own. When you are called a leader, you must ensure that people are inspired and motivated every day to make a difference. A current resident of Grover Beach, Ms. Marr and her husband enjoy exploring the Central Coast restaurants and wineries. She is a ‘crafting queen’ and enjoys completing home improvement projects. Today, Ms. Marr’s drive continues with her focus on developing and partnering with her communities, operating high quality facilities, and producing exceptional results for shareholders and guests

THE COMPANY’S DIRECTOR NOMINATIONS PROCESS

Nominating Committee: The Company has a standing Nominating Committee whose task it is to actively seek out and consider potential candidates for office on the Board of Directors. The Nominating Committee does not have a formal charter, but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

Director Nominations: The Nominating Committee will consider as a candidate any existing director of the Company who has indicated to the Nominating Committee that he or she is willing to stand for reelection, as well as any other interested shareholder, who has owned a share of the Company’s stock in their name for at least two years and provides the required information and displays the qualifications and skills to effectively represent the best interests of all shareholders within the specified time requirements. Under no circumstances will the Nominating Committee evaluate any nominee pursuant to a process substantially different than that used for the other nominees for the same election or appointment of directors. Shareholder recommendations are treated identically with all other candidate recommendations.

The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating Committee and our Board believe that it is important that we have Board members whose diversity of skills, experience and background are complementary to those of our other Board members. In considering candidates for our Board, our Nominating Committee considers the entirety of each candidate’s credentials. In any given search, our Nominating Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our Nominating Committee reserves the right to modify its stated search criteria for exceptional candidates.

The Nominating Committee solicits director candidates by word-of-mouth and through the Corporate Newsletter. The candidates are interviewed by two or more members of the Nominating Committee, who then compile a list from which future candidates may be chosen for board member nominees. If the Committee determines that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and references and to report its findings to the Committee. In addition, the Nominating Committee reviews the attendance and contributions of the present seated Board members. After completing this evaluation, a list of eighteen potential nominees is selected and presented to the full Board for approval and placed on the proxy card for the annual election.

Independence of Nominating Committee: Of the five directors serving on the Nominating Committee during 2022, Gary Willems, Chair, David Bessom, William Fischer, Dennis Hearne and Terris Hughes, all are deemed “independent” directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

Nominees Proposed by Committee: The Nominating Committee recommended for nomination each of the candidates described above. Each of those nominees were prior directors standing for reelection and approved for inclusion on the recommended slate of director nominees at the Board of Directors’ meeting held November 12, 2022.

COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 2022 were the Nominating Committee, Audit Committee, Personnel and Compensation/Benefits Committee, Finance Committee, Operations Committee, Environmental, Health and Safety Advisory Committee and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held January 15, 2022, and consisted of the following members: Gary Willems, Chair, David Bessom, William Fischer, Dennis Hearne and Terris Hughes. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating Committee met five times during 2022 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors or wishing to nominate an individual for membership on the Board, are requested to notify the Committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver or will cause to be delivered to a potential nominee, material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted annually on or before September 1 in order to be considered by the Committee.

The Audit Committee of the Board of Directors consisted of Jerry Roberts, Chair, David Bessom, Sam Blank, Wayne Hardesty and Marcus Johnson. The functions of the Audit Committee include coordinating with the Company’s independent accountant in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor’s recommendations to management; and performing random reviews of selected accounting procedures of the Company. The Audit Committee met five times during 2022.

Independence of Audit Committee: Of the five directors serving on the Audit Committee during 2022, listed above, all are deemed “independent” directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

The Personnel and Compensation/Benefits Committee consists of George Pappi, Jr., Chair, Rodney Enns, Terris Hughes, Karen King, Garry Nelson, Ronald Nunlist and Jack Williams. The functions of the Personnel and Compensation/Benefits Committee include negotiating an employment contract with the General Manager, review goals and objectives, setting compensation for major staff, and reviewing the employee benefits program. In 2022, the Committee met numerous times to discuss candidates and conduct interviews for the General Manager position. In addition, the Personnel and Compensation/Benefits Committee’s responsibilities include monitoring the Company’s 401(k) plan and its investment options along with the performance of the plan manager. The Committee met seven times during 2022, which included discussions at three meetings pertaining specifically to the Company’s 401(k) plan.

Independence of Personnel and Compensation/Benefits Committee: Of the seven directors serving on the Personnel and Compensation/Benefits Committee during 2022, listed above, directors Ronald Nunlist and Terris Hughes are deemed as “independent” directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)]. Mr. Enns, Ms. King, Mr. Nelson, Mr. Pappi, Jr. and Mr. Williams are not deemed independent, by reason of their uncompensated service as executive officers of the Company.

The Finance Committee consisted of Jack Williams, Chair, William Fischer, Dennis Hearne and Brian Skaggs. The functions of the Finance Committee include reviewing the Company’s financial statements, drafting a three-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance Committee met five times during 2022.

The Operations Committee consisted of Rodney Enns, Chair, Harry Buchaklian, Marcus Johnson, Ronald Nunlist, Dwight Plumley and Gary Willems. The functions of the Operations Committee include reviewing and recommending changes in the Shareholders’ Information Manual and Calendar, reviewing and recommending changes in the Resort’s occupancy rules and regulations, updating and recommending changes in the employee handbook, and implementing Board policy and procedures. The Operations Committee met five times during 2022.

The Environmental, Health and Safety Advisory Committee consisted of Brian Skaggs, Chair, David Bessom, Sam Blank, Harry Buchaklian and Wayne Hardesty. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President and Chief Executive Officer/General Manager on matters related to environmental and safety concerns. The Environmental, Health and Safety Advisory Committee met five times during 2022.

The Executive Committee consisted of Garry Nelson, Chair, George Pappi, Jr., Karen King, Jack Williams, Rodney Enns and Terris Hughes. The functions of the Executive Committee include reviewing the monthly business with the Chief Executive Officer/General Manager, as well as the current financial statement. The Executive Committee met seven times during 2022.

The full Board of Directors met six times during 2022. All Board members attended the scheduled meetings either in person or virtually.

Although Board members are not required to attend the Annual Meeting of Shareholders as a matter of policy, directors regularly attend the Annual Meeting unless personal circumstances do not so permit. All incumbent directors attended last year’s Annual Meeting of Shareholders.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pismo Coast Village.

The Audit Committee Charter adopted by the Board sets out responsibilities, and authority for specific duties of the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with representatives of independent auditor, Brown Armstrong Accountancy Corporation, matters required by SAS 61 regulations.

The Audit Committee has received the written disclosures and the letter from the independent accountants, Brown Armstrong Accountancy Corporation, required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K.

The Audit Committee members were Jerry Roberts, Chair, David Bessom, Sam Blank, Wayne Hardesty and Marcus Johnson.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the ownership of the Company’s Common Stock as of December 1, 2022, by each director and by all directors and executive officers as a group.

BOARD MEMBER

ADDRESS
		NUMBER OF SHARES
PERCENT OF CLASS

David Bessom	7632 Quebec Drive Huntington Beach CA 92648	1 Share	0.056%
Sam Blank	124 Helen Way Escondido CA 92025	1 Share	0.056%
Harry Buchaklian	1361 East Ticonderoga Drive Fresno CA 93720	1 Share	0.056%
Suzanne Colvin	722 Mairwood Court San Jose CA 95120	1 Share	0.056%
Rodney Enns	2577 Sandell Avenue Kingsburg CA 93631	1 Share	0.056%
William Fischer	2496 Figleaf Road Camarillo CA 93012	1 Share	0.056%
Wayne Hardesty	8651 Foothill Boulevard Space 110 Rancho Cucamonga CA 91730	1 Share	0.056%
Terris Hughes	3516 Cedar Knolls Way Shafter CA 93263	1 Share	0.056%
Marcus Johnson	700 Trout Lake Drive Sanger CA 93657	2 Shares	0.111%
Karen King	52 Maxine Drive Camarillo CA 93010	1 Share	0.056%
Garry Nelson	727 Acacia Avenue Shafter CA 93263	1 Share	0.056%
Ronald Nunlist	1105 Minter Avenue Shafter CA 93263	4 Shares	0.222%
George Pappi, Jr.	5728 Via De Mansion La Verne CA 91750	1 Share	0.056%
Dwight Plumley	4212 West Hemlock Avenue Visalia CA 93277	3 Shares	0.166%
Jerry Roberts	16230 Camino Del Sol Los Gatos CA 95032	3 Shares	0.166%
Brian Skaggs	371 Northstar Drive Hanford CA 93230	1 Share	0.056%

BOARD MEMBER	ADDRESS	NUMBER OF SHARES	PERCENT OF CLASS
Gary Willems	2015 Dorking Avenue Cambria CA 93428	1 Share	0.056%
Jack Williams	7801 Revelstoke Way Bakersfield, CA 93309	1 Share	0.056%
All Officers and Directors as a Group		26 Shares	1.444%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, officers, and persons who beneficially own more than ten percent of a registered class of our equity securities within specified time periods to file with the SEC initial reports ("Form 3") of beneficial ownership and reports of changes ("Form 4" and "Form 5") in beneficial ownership of Common Stock of the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all of the Company’s officers, directors and beneficial owners of greater than ten percent of the outstanding Common Stock complied with the Section 16(a) filing requirements for the fiscal year ended September 30, 2022.

Board Leadership and Role in Risk Oversight

The Board believes that an effective board leadership structure depends on the experience, skills, and personal interaction between persons in leadership roles and the needs of the Company. The Board of Directors, at the Reorganizational Meeting held immediately following the Annual Shareholders’ Meeting, elects the Company’s five officers, which include the Chairman of the Board and President, Executive Vice President, Vice President - Secretary, Vice President - Finance and Chief Financial Officer, and Vice President - Operations. The Chairman of the Board presides over meetings of the full Board. The members of our Board of Directors bring experience, oversight and expertise from outside our company and industry.  Ms. Lesley Marr, our General Manager is responsible for setting our strategic direction and for day-to-day leadership and performance of the Company. She possesses extensive knowledge of the hospitality industry and in-depth knowledge of the issues, opportunities, and challenges facing the Company, as well as the Company’s customers and suppliers.

The Company faces a number of risks, including general economic risks, operational risks, financial risks, competitive risks and reputational risks. The Board is responsible for oversight of the Company’s risk management practices, assessing the Company’s approach to risk management, and oversees the business of the Company, including the General Manager performance, to assure that the long-term interests of the shareholders are being served. A key responsibility of the Board is to review the Company’s strategic direction and hold management accountable for the execution of strategy once it is developed. Our General Manager is primarily responsible for the day-to-day risk management processes.

Each Committee of the Board is also responsible for reviewing risk exposure of the Company related to the committee’s areas of responsibility and providing input to management on such risks. For example, the Audit Committee is responsible for oversight of our accounting and financial reporting processes, internal controls, and discussions with management and the Company’s independent auditors regarding our financial statements, internal controls and other accounting and related matters and risk management. The Personnel and Compensation/Benefits Committee oversees certain risks related to compensation policies and programs.

The entire Board of Directors meets six times per year to review the operations of the Company and is regularly informed through committee reports and reports from the Company’s General Manager on significant risks facing the Company, including financial, operational and strategic risks.

The Board of Directors believes that the risk management processes in place for the Company are appropriate and that this division of responsibilities is the most effective approach for addressing the risks facing the Company.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)

The firm of Brown Armstrong Accountancy (“Brown Armstrong”) Corporation served as independent certified accountants for the Company for its fiscal year ended September 30, 2022, and this firm has been selected to serve as the Company’s accountants for fiscal year 2022-2023.

Audit services performed by Brown Armstrong for the year ended September 30, 2022, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. All such services were approved by the Board of Directors, which has determined the firm of Brown Armstrong to be fully independent of the operations of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table discloses the fees that the Company was billed for professional services rendered by its independent public accounting firm, Brown Armstrong Accountancy Corporation, in each of the last two fiscal years.

	Years Ended
	September 30,
	2022	2021
Audit fees (1)	$60,300	51,900
Audit-related fees (2)	-	-
Tax fees (3)	-	-
All other fees (4)	2,500	2,500
Total	$62,800	$54,400

  Reflects fees billed for the audit of the Company’s consolidated financial statements included in its Form 10-K and review of its quarterly reports on Form 10-Q.

  Reflects fees, if any, for consulting services related to financial accounting and reporting matters.

  Reflects fees billed for tax compliance, tax advice and preparation of the Company’s federal tax return.

  Reflects fees, if any, for other products or professional services not related to the audit of the Company’s consolidated financial statements and review of its quarterly reports, or for tax services~~.~~

  AUDIT COMMITTEE’S PREAPPROVAL POLICIES AND PROCEDURES

For the fiscal years ending September 30, 2022 and September 30, 2021, all audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Armstrong were compatible with the maintenance of that firm's independence in the conduct of its auditing function.

  No effort expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year was attributed to work performed by persons other than the accountant's full-time, permanent employees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Audit Committee has appointed the firm of Brown Armstrong Accountancy Corporation as our certified independent public accounting firm for the fiscal year ending September 30, 2023, and requests that our shareholders ratify this appointment. Even if the appointment is ratified by a vote of the shareholders, the Audit Committee, in its discretion, may direct the appointment of a different certified independent public accounting firm at any time if it determines that such a change would be in our best interest and the best interest of our shareholders.

A representative of Brown Armstrong is expected to be present at the Annual Meeting of Shareholders. This representative will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

The Company’s Board of Directors recommends that the shareholders approve the selection of Brown Armstrong Accountancy Corporation to serve as certified independent public accountants for the Company for fiscal year 2022-2023. The affirmative vote of a majority of shares voted will be required to approve this action.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer of Pismo Coast Village, Inc. for the three years ended September 30, 2020, 2021, and 2022. No other person who is currently an executive officer of Pismo Coast Village, Inc. earned salary and bonus compensation exceeding $100,000 during any of those years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary $	Bonus $	Stock Award $	Option Awards $	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Plan Compensation $	All Other Compensation $	Total $
Jay N. Jamison CEO/General Manager & Assistant Corporate Secretary	2022	$224,700	$75,250*	$ -	$ -	$ -	$ -	$13,739	$313,689
	2021	$214,000	$56,000	$ -	$ -	$ -	$ -	$12,046	$282,046
	2020	$203,840	$27,375	$ -	$ -	$ -	$ -	$10,086	$241,301

                                                                                      *$39,490 of this bonus will be paid as accrued vacation.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officer identified in the Summary Compensation Table contained above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Personnel and Compensation/Benefits Committee consists of George Pappi, Jr. (Chair), who is currently an executive officer of the Company serving as Executive Vice President; Jack Williams, who is currently an executive officer of the Company serving as Chief Financial Officer and Vice President – Finance; Garry Nelson, who is currently an executive officer and serves as President and Chairman of the Board; Ronald Nunlist, director of the Company, but has served in the offices of President and Vice President - Operations in prior years; Karen King, who is currently an executive officer of the Company serving as Vice President – Secretary; Rodney Enns, who is currently an executive officer of the Company and serves as Vice President – Operations; and Terris Hughes, who is currently an executive officer of the Company serving as Ex Officio. All of the members of the Personnel and Compensation/Benefits Committee during 2022 were non-employee directors. There are no other compensation committee interlocks between the Company and other entities involving the Company’s executive officers.

COMPENSATION COMMITTEE REPORT

The Personnel and Compensation/Benefits Committee of the Company’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 10-K report, incorporated by reference to this Definitive Proxy Statement.

The Personnel and Compensation/Benefits Committee does not have a formal charter but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

As more fully described below, the Personnel and Compensation/Benefits Committee, made up of members of the Board of Directors, reviews the total direct compensation programs for the CEO.

Notably the salary and other benefits payable to the named executive officer are set forth in an employment agreement which is discussed below.

The CEO reviews the base salary, annual bonus and long-term compensation levels for other employees of the Company. The Personnel and Compensation/Benefits Committee reviews and approves the compensation received by the CEO’s direct reports. The entire Board of Directors remains responsible for significant changes to or adoption of new employee benefit plans.

The Personnel and Compensation/Benefits Committee members were George Pappi, Jr., Chairman, Rodney Enns, Terris Hughes, Karen King, Garry Nelson, Ronald Nunlist and Jack Williams.

a. CASH COMPENSATION PAYABLE TO OUR NAMED EXECUTIVE OFFICER

The named executive officer receives a base salary payable in accordance with the Company’s normal payroll practices and pursuant to a contract between this officer and Pismo Coast Village, Inc. Based on knowledge of the industry and Pismo Coast Village, Inc. performance (including its earnings and stock price performance, and successful resort operations), the Board believes that the CEO’s base salary is less than those that are received by comparable officers with comparable responsibilities in similar companies.

In the future, when reconsidering salaries for executives, the Board will do so by evaluating their responsibilities, experience and the competitive marketplace. More specifically, the Board expects to consider the following factors in determining the executive officers’ base salaries:

- The executive's leadership and operational performance and potential to enhance long-term value to the Company's shareholders;

- Performance compared to the financial, operational and strategic goals established for the Company;

- The nature, scope and level of the executive's responsibilities;

- Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

- The executive's current salary, the appropriate balance between incentives for long-term and short-term performance.

b. STOCK OPTION PLAN BENEFITS

Not applicable.

c. ELEMENTS OF “ALL OTHER COMPENSATION”

The amounts reflected in the column labeled “other compensation” in the above Summary Compensation Table consists of a Company paid life insurance premium and compensation paid to the named executive officer from benefits received from our 401(k) Plan.

The Company provides a 401(k) Safe Harbor Plan, which was adopted effective October 1, 2005. All employees are eligible to participate in this Plan after they complete their 90-day introductory period of employment and attained age 21. Employees are fully vested when their participation begins. The Company matches employee contributions up to 4% of compensation.

d. EMPLOYMENT AGREEMENT WITH OUR NAMED EXECUTIVE OFFICER

The Company has entered into an employment agreement with the named executive officer. The material terms of this agreement are summarized as follows:

Mr. Jamison is the Chief Executive Officer/General Manager, Assistant Corporate Secretary. On October 1, 2018, the Company entered into an employment contract with Mr. Jamison. The Board of Directors extended this contract through September 30, 2023. This contract currently provides for a salary of $224,700, plus health insurance, cost reimbursement, and certain other benefits.

In October 2021, Mr. Jamison informed the Executive Committee that he intended to retire at the end of calendar year 2022. This provided the Company time to conduct a replacement search and allow the successor time to work with Mr. Jamison. On July 15, 2022, Ms. Lesley Marr began her career with Pismo Coast Village, Inc. as General Manager, and assumed full responsibility in that position on November 8, 2022.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED DURING THE LAST FISCAL YEAR

Not applicable.

LONG TERM INCENTIVE PLANS

Except as described in our 401(k) Plan, the Company did not have a long-term incentive plan during the fiscal years ended September 30, 2022 or 2021.

REPORT ON RE-PRICING OF OPTIONS/SARS

Not applicable.

COMPENSATION OF DIRECTORS

During fiscal year 2022, none of the Company's directors received cash remuneration for their service. However, the directors are entitled to reimbursement for out-of-pocket costs and expenses incurred on behalf of the Company, and mileage reimbursement for travel to and from meetings upon request. Since this reimbursement is on a fully accountable basis, there is no portion treated as compensation. In addition, they are entitled to use of the Resort for attending meetings and are provided with food and refreshments in connection with Board Meetings. The aggregate value of the foregoing during the fiscal year ended September 30, 2022 was estimated at $33,080.

During the fiscal years 2022 and 2021, Pismo Coast Village, Inc. paid for various hospitality functions and for travel, lodging and hospitality expenses for spouses who occasionally accompanied directors when they were traveling on company business. Management believes that the expenditures were to Pismo Coast Village, Inc.’s benefit.

OPTIONS, WARRANTS OR RIGHTS

The Company has no outstanding options, warrants or rights to purchase any of its securities.

INDEBTEDNESS OF MANAGEMENT

No member of management was indebted to the Company during its last fiscal year.

TRANSACTIONS WITH PROMOTORS

Not applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions during the past two years, or proposed transactions, to which the Company was or is to be a party, in which any of the officers, directors, nominees, named shareholders, or family members of such persons, had or is to have a direct or indirect material interest, other than transactions where competitive bids determine the rates or charges involved, or where the amount involved does not exceed $120,000, or where the interest of the party arises solely from the ownership of securities of the Company and the party received no extra or special benefit that was not shared by all shareholders.

SHAREHOLDER COMMUNICATIONS

Shareholders desiring to send communications to the Board of Directors on any matter of concern may submit correspondence addressed to: Board of Directors, Pismo Coast Village, 165 South Dolliver Street, Pismo Beach CA 93449, c/o Ms. Lesley Marr, General Manager.

SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company’s 2024 Annual Shareholders’ Meeting is August 1, 2023. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 1, 2023.

LEGAL PROCEEDINGS

No pending legal proceedings against the Company other than routine litigation incidental to business.

OTHER BUSINESS

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the proxy.

NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 2022, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY’S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2022, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company’s Form 10-K Report should be addressed to:

Ms. Lesley Marr, General Manager

Pismo Coast Village, Inc.

165 South Dolliver Street

Pismo Beach, California 93449

PLEASE RETURN YOUR PROXIES

SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

PISMO COAST VILLAGE, INC.

Date: December 14, 2022                                           /s/ GARRY NELSON

                                                                                    Garry Nelson, President

APPENDIX A

Audit Committee Responsibilities

1.             External Auditor

a.     Recommend auditing firm

b.     Recommend renewing or terminating existing firm

c.     Review compensation, terms of engagement and independence

2.             Audits

a.     Review external audits and management’s response

b.     Review internal audits

3.             Financial Statements

a.     Review financial statements

b.     Review any disputes between auditor and management about preparation of financial statements

c.     Consider major changes or questions regarding appropriate auditing and accounting principles and practices to be followed when preparing the corporate financial statement

d.     Review procedures of the Corporation to prepare published financial statements and related management commentaries

4.             Survey corporate assets

5.             Other Duties

a.     Consult with external auditors about the adequacy of financial controls to assure that the Corporation’s publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles

b.     Meet periodically with management to review the Corporation’s financial risk exposure

c.     Report to the Board, findings as necessary

d.     Audit the internal procedures of maintaining the assets of the Corporation and their inventories

e.     Perform other duties as requested by the Board and/or President

APPENDIX B

PISMO COAST VILLAGE, INC.

ANNUAL MEETING OF SHAREHOLDERS

SATURDAY, JANUARY 21, 2023 AT 9:00 A.M.

CLARK CENTER FOR THE PERFORMING ARTS – FORBES HALL

 487 FAIR OAKS AVENUE

 ARROYO GRANDE, CA 93420

DIRECTIONS TO ATTEND THE MEETING IN PERSON:

FROM U.S. HIGHWAY 101 – NORTHBOUND

Take Exit 186 to Traffic Way in Arroyo Grande

Turn left onto Fair Oaks Avenue

487 Fair Oaks Avenue is on the left

FROM U.S. HIGHWAY 101 – SOUTHBOUND

Take Exit 186 for Fair Oaks Avenue

Turn right onto Fair Oaks Avenue

487 Fair Oaks Avenue is on the left